UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12
HIGHLANDS REIT, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒    No fee required.
☐    Fee paid previously with preliminary materials:
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

HIGHLANDS REIT, INC.
1 South Dearborn Street, 20th Floor
Chicago, Illinois 60603

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 8, 2025

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Highlands REIT, Inc. (“Highlands”), a Maryland corporation, will be held on May 8, 2025, at 9:00 a.m., Central Time. The Annual Meeting will be held in a virtual meeting format only, via live webcast. You will be able to attend the Annual Meeting online and vote your shares electronically during the Annual Meeting by visiting: www.meetnow.global/MPD7HYU.
We believe that hosting a virtual meeting enhances accessibility, promotes stockholder participation regardless of location, and ensures the safety and well-being of participants while reducing costs to our stockholders and Highlands.
The Annual Meeting is being held for the following purposes:
1to consider and vote upon the election of two directors that will hold office until the 2026 annual meeting of stockholders and until their respective successors have been duly elected and qualify;
2to consider and vote upon a proposal to approve on a non-binding, advisory basis, the compensation of our named executive officers (“say-on-pay”) as described in our proxy materials;
3to consider and vote upon a proposal to approve on a non-binding, advisory basis, the frequency of future say-on-pay votes;
4to consider and vote upon the ratification of the appointment of Grant Thornton LLP as Highlands’ independent registered public accounting firm for the fiscal year ending December 31, 2025; and
5to transact any other business as properly may come before the Annual Meeting or any postponement or adjournment thereof.
Stockholders of record at the close of business on March 7, 2025 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Stockholders who hold their shares through a broker, bank or other intermediary and want to vote during the Annual Meeting must register in advance by 5:00 p.m., Eastern Time, on May 5, 2025 by following the procedures set forth in the accompanying proxy statement. If a stockholder holds shares through the Company’s transfer agent, Computershare, they do not need to preregister. To obtain directions on how to attend or vote during the Annual Meeting, call Georgeson LLC at 1-833-363-3589.
In seeking to reduce costs, we are primarily furnishing proxy materials to our stockholders electronically as permitted by the U.S. Securities and Exchange Commission. Unless an election has been affirmatively made to receive printed paper copies of the materials by mail, stockholders will receive a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials free of charge over the Internet.
By Order of the Board of Directors

/s/ Robert J. Lange
Robert J. Lange
Chief Executive Officer, President and Secretary
Chicago, Illinois
March 18, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 8, 2025:
The proxy statement for the Annual Meeting and the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available free of charge at https://www.proxy-direct.com/hig-34418.
The board of directors urges you to authorize proxies to vote your shares by telephone or via the Internet prior to the Annual Meeting. If you received your proxy materials by mail, you may submit your proxy or voting instructions on the Internet or by telephone, or you may submit your proxy by completing and mailing the enclosed proxy card/voting instruction form.

HIGHLANDS REIT, INC.
1 South Dearborn Street, 20th Floor
Chicago, Illinois 60603
PROXY STATEMENT
FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 8, 2025
The board of directors of Highlands REIT, Inc. (referred to herein as “Highlands,” “we,” “us” or the “Company”) solicits your proxy to vote at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held in a virtual meeting format only, via live webcast on May 8, 2025, at 9:00 a.m., Central Time, and at any postponements or adjournments thereof. You will be able to attend the Annual Meeting online and vote your shares electronically during the Annual Meeting by visiting: www.meetnow.global/MPD7HYU.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 8, 2025:
Pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”), we are primarily furnishing proxy materials to our stockholders via the Internet, rather than mailing paper copies of the materials. Internet distribution of the proxy materials is designed to expedite receipt by stockholders and lower costs.
This proxy statement for the Annual Meeting and the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available free of charge at https://www.proxy-direct.com/hig-34418.
Beginning on or about March 18, 2025, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders as of the close of business on March 7, 2025, which contained instructions on how to access and review proxy materials, including our proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and how to submit proxies or voting instructions via the Internet.

ARTICLE I: PROXY MATERIALS AND ANNUAL MEETING

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

1.Q:    Why did I receive a notice in the mail regarding the Internet availability of the proxy materials?
A:    The board of directors of Highlands is delivering or providing access to proxy materials to its stockholders in connection with its solicitation of proxies to vote at the Annual Meeting and at any adjournment or postponement thereof.
The SEC has adopted rules permitting the electronic delivery of proxy materials. In accordance with those rules, we have elected to provide access to our proxy materials, which include the Notice of Annual Meeting of Stockholders, this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, at https://www.proxy-direct.com/hig-34418. We sent the Notice to our stockholders of record as of the close of business on March 7, 2025, directing them to a website where they can access the proxy materials and view instructions on how to authorize proxies to vote their shares over the Internet or by telephone. If you received a Notice but would like to request paper copies of our proxy materials going forward, you may still do so by following the instructions described in the Notice.
Choosing to receive your proxy materials over the Internet will help reduce the costs associated with the printing and mailing of the proxy materials to you. Unless you affirmatively elect to receive paper copies of our proxy materials in the future by following the instructions included in the Notice, you will continue to receive a Notice directing you to a website for electronic access to our proxy materials
2.Q:    When is the Annual Meeting?
A:    The Annual Meeting will be held in a virtual meeting format only, via live webcast on May 8, 2025, at 9:00 a.m., Central Time. You will be able to attend and participate in the Annual Meeting online and vote your shares electronically during the Annual Meeting by visiting: www.meetnow.global/MPD7HYU.
3.Q:    What is the purpose of the Annual Meeting?
A:    At our Annual Meeting, stockholders will act upon the matters outlined in this proxy statement and in the Notice of Annual Meeting of Stockholders included with this proxy statement, including the election of two directors, the proposal to approve on a non-binding, advisory basis the compensation of our named executive officers (“say-on-pay”), the proposal to approve on a non-binding, advisory basis, the frequency of future say-on-pay votes, and the ratification of Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm and such other matters as may properly come before the meeting or any postponement or adjournment thereof.
4.Q:    How can I attend and participate in the Annual Meeting?
A:    Though stockholders will not be able to attend the Annual Meeting in person, stockholders of record at the close of business on March 7, 2025 will have the ability to attend by virtual means at www.meetnow.global/MPD7HYU.
To login to and attend the Annual Meeting, stockholders will be required to enter the 14-digit control number found in the shaded box of the Proxy Card (the “Card”) or Notice they will receive separately. To vote their shares during the Annual Meeting, stockholders will need their control number and the 8-digit security code found on the Card or Notice they received separately.
Stockholders who hold their shares through a broker, bank or other nominee as further described in Question 7 below and want to join the meeting must register in advance by 5:00 p.m., Eastern Time, on May 5, 2025. To do this, stockholders must send a request that includes the stockholder’s name and address, and an image of a legal proxy, including proof of their ownership of our common stock as of the close of business on March 7, 2025, as further described in Question 8 below, in the stockholder’s name from the broker, bank or other nominee that holds their shares by email with the subject line “Legal Proxy” to shareholdermeetings@computershare.com. After completing this process, the stockholder will receive an Annual Meeting control number from the Company’s virtual meeting provider. If a stockholder holds shares through the Company’s transfer agent, Computershare, they do not need to preregister. The Annual Meeting control number will be listed in the shaded box on the Card or Notice that the stockholder will receive, or in the email the stockholder will receive with their voting instructions.
Stockholders may submit questions pertinent to meeting matters by sending an email that includes the stockholder’s name and address to Inquiries@HighlandsREIT.com with the subject line “Annual Meeting Question” by 5:00 p.m., Eastern Time, on May 1, 2025. Subject to time constraints, the questions pertinent to meeting matters will be answered during the Annual Meeting. We reserve the right to exclude questions regarding topics that are not pertinent to meeting matters or company business or include profanity or inappropriate language. If we receive substantially similar questions, we may group questions together and provide a single response.
The use of recording devices and other electronic devices and applications intended to record or otherwise capture the Annual Meeting is prohibited.
5.Q:    What if I have trouble accessing the Annual Meeting virtually?
A:    The virtual meeting platform is fully supported on MS Edge, Firefox, Chrome and Safari browsers and devices (e.g., desktops, laptops, tablets and cell phones) running the most up-to-date version of the applicable software and plugins. Please note that Internet Explorer is no longer supported. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. If you experience difficulty connecting to the virtual meeting platform, please call Georgeson LLC at 1-833-363-3589.
6.Q:    What should I do if I receive more than one Notice or set of proxy materials?
A:    You may receive more than one Notice or set of proxy materials. For example, if you hold your shares in more than one brokerage account, or if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Notice or set of proxy materials. Please be sure to submit your proxy or voting instructions for each account in which you hold shares.
7.Q:    What is the difference between holding shares as a record holder versus a beneficial owner?
A:    Many Highlands stockholders hold their shares through a broker or other nominee rather than directly in their own name. There are some distinctions between shares held of record and those owned beneficially:
Record Holders: If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the stockholder of record or record holder. As the stockholder of record, you have the right to grant your proxy to Highlands or to vote directly prior to or during the Annual Meeting.
Beneficial Owners: If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and the Notice (or in some cases as described above, a full set of proxy materials) is being forwarded to you automatically, along with instructions from your broker, bank or other nominee. As a beneficial owner, you have the right to direct your broker, bank or other nominee how to vote and are also invited to attend the Annual Meeting. Since a beneficial owner is not the stockholder of record, you may not vote these shares during the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. Your broker, bank or other nominee has provided voting instructions for you to use in directing how to vote your shares. If you do not provide specific voting instructions by the deadline set forth in the materials you receive from your broker, bank or other nominee, your broker, bank or other nominee can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. The election of directors, and the say-on-pay and frequency of say-on-pay votes are considered “non-discretionary” items, while the ratification of the appointment of our independent registered public accounting firm is considered a “discretionary” item. For “nondiscretionary” items for which you do not give your broker instructions, the shares will be treated as broker non-votes. See Question 11 below for more information about broker non-votes.
8.Q:    Who can vote and how do I vote?
A:    Only stockholders of record as of the close of business on March 7, 2025, the record date, will be entitled to notice of and to vote at the Annual Meeting. To ensure that your vote is recorded promptly, please authorize a proxy to vote your shares as soon as possible, even if you plan to attend the Annual Meeting.
You may submit your proxy or voting instructions via the Internet or by telephone, which will ensure your shares are represented at the Annual Meeting. If you received your proxy materials by mail and you are a registered holder, you may submit your proxy or voting instructions on the Internet at www.proxy-direct.com or by telephone at 1-800-337-3503 or you may submit your proxy by completing and mailing the enclosed proxy card. If you do attend the Annual Meeting, you may withdraw your proxy should you wish to vote during the Annual Meeting.
Beneficial owners may submit voting instructions by telephone or Internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or other nominee will provide instructions for doing so. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must provide a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the meeting. You must also provide a brokerage statement or letter from your broker, bank or other nominee that holds your shares demonstrating that you owned shares of Highlands common stock as of the close of business on March 7, 2025.
For further instructions on voting, see the Notice. If you authorize a proxy to vote your shares by telephone, via the Internet or by returning your proxy card/voting instructions, the shares represented by the proxy will be voted in accordance with your instructions. If you attend the Annual Meeting, you may also submit your vote during the Annual Meeting, and any previous proxies that you submitted will be superseded by the vote that you cast during the Annual Meeting.
9.Q:    What are my voting choices, and how many votes are required for approval or election?
A:    Proposal No. 1: In the vote on the election of two director nominees identified in this proxy statement to serve until the 2026 annual meeting of stockholders and until their respective successors have been duly elected and qualify, stockholders may (1) vote in favor of all nominees or specific nominees or (2) withhold authority to vote for all nominees or specific nominees. A plurality of all the votes cast at the Annual Meeting shall be sufficient to elect a director. Each share entitles the holder thereof to vote for as many individuals as there are directors to be elected and for whose election the holder is entitled to vote. The board of directors unanimously recommends a vote FOR each of the nominees.
Proposal No. 2: In the vote on the approval on a non-binding, advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules (“say-on-pay”), stockholders may (1) vote in favor of the proposal; (2) vote against the proposal; or (3) abstain from voting on the proposal. A majority of the votes cast at the Annual Meeting shall be sufficient to approve Proposal No. 2. The board of directors unanimously recommends a vote FOR the approval on a non-binding, advisory basis, of a resolution approving the compensation of our named executive officers as disclosed herein pursuant to the SEC’s compensation disclosure rules.
Proposal No. 3: In the vote on the approval on a non-binding, advisory basis, of the frequency of future say-on-pay votes, stockholders will be able to specify one of four choices for this proposal on the proxy card: (1) three years, (2) two years, (3) one year or (4) abstain. A majority of the votes cast at the Annual Meeting shall be sufficient to approve any of the three alternative frequencies pursuant to Proposal No. 3. In the event that none of the frequency alternatives receive a majority of the votes cast, we will consider the option that receives the most votes to be the option selected by the stockholders. The board of directors unanimously recommends a vote that future say-on-pay votes be held every THREE YEARS.
Proposal No. 4: In the vote on the ratification of the appointment of Grant Thornton as Highlands’ independent registered public accounting firm for fiscal year 2025, stockholders may (1) vote in favor of the ratification; (2) vote against the ratification; or (3) abstain from voting on the ratification. Ratification of the appointment of Grant Thornton as our independent registered public accounting firm for fiscal year 2025 will require the affirmative vote of a majority of the votes cast at the Annual Meeting; however, stockholder ratification is not required to authorize the appointment of Grant Thornton as our independent registered public accounting firm. The board of directors unanimously recommends a vote FOR the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for fiscal year 2025.
10.Q:    What is the effect of an “abstain” vote on the proposals to be voted on at the Annual Meeting?
A:    An “abstain” or “withheld” vote with respect to any proposal is considered present and entitled to vote with respect to that proposal, but is not considered a vote cast with respect to that proposal. Therefore, an abstention or “withhold” will not have any effect on the election of directors, the approval of the compensation of our named executive officers, the frequency of say-on-pay votes or the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for fiscal year 2025, but will be considered present for the purpose of determining the presence of a quorum
11.Q:    What is the effect of a “broker non-vote” on the proposals to be voted on at the Annual Meeting?
A:    A “broker non-vote” occurs if your shares are not registered in your name and you do not provide the record holder of your shares (usually a bank, broker, or other nominee) with voting instructions on a matter and the record holder is not permitted to vote on the matter without instructions from you. The election of directors (Proposal No. 1), say-on-pay vote (Proposal No. 2) and frequency of say-on-pay vote (Proposal No. 3), are considered “non-discretionary” items, so if you do not give your broker instructions, the shares will be treated as broker non-votes. The ratification of appointment of our independent registered public accounting firm (Proposal No. 4) is a “discretionary” item. As a result, the shares will not be treated as broker non-votes and brokers who do not receive instructions as to how to vote on this matter generally may vote on this matter in their discretion.

A broker non-vote is considered present for purposes of determining whether a quorum exists, but is not considered a “vote cast” with respect to such matter. Because the election of directors (Proposal No. 1) requires a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present, broker non-votes will not have any effect on the election of directors. Because the say-on-pay vote (Proposal No. 2) requires a majority of the votes cast at the Annual Meeting, broker non-votes will not have any effect on the outcome of the vote on those proposals. Because the frequency of say-on-pay vote (Proposal No. 3) requires a majority of the cast as the Annual Meeting, broker non-votes will not have any effect on the outcome of the vote on those proposals
12.Q:    Who counts the votes?
A:    A representative of Georgeson LLC will act as the inspector of elections and will count the votes.
13.Q:    Revocation of proxy: May I change my vote after I return my proxy?
A:    Yes, you may revoke your proxy if you are a record holder by filing written notice of revocation by May 5, 2025, with Highlands’s secretary at our principal executive offices at 1 South Dearborn Street, 20th Floor, Chicago, Illinois 60603 or by voting during the Annual Meeting. If your shares are held in street name through a broker, bank, or other nominee, you need to contact such broker, bank, or other nominee regarding how to revoke your proxy.
14.Q:    What if I submit a proxy but do not specify a choice for a matter?
A:    Unless you indicate otherwise, the persons named as proxies will vote your shares (1) FOR all of the nominees for director named in this proxy statement; (2) FOR the approval on a non-binding, advisory basis, of a resolution approving the compensation of our named executive officers as disclosed herein; (3) FOR the approval of holding future say-on-pay votes every three years; and (4) FOR the ratification of Grant Thornton as our independent registered public accounting firm for fiscal year 2025.
15.Q:    What constitutes a quorum?
A:    Presence at the Annual Meeting or representation by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting on any matter shall constitute a quorum, which is required for the Annual Meeting to be duly held and business to be conducted. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining whether a quorum is present.
If a quorum is not present at the Annual Meeting as initially convened, the meeting may not be held or the chairman of the meeting may adjourn the meeting from time to time to a date not later than July 5, 2025 without notice other than announcement at the Annual Meeting. If a quorum is not established at the Annual Meeting (or any postponement or adjournment thereof), the current directors of the Company will continue as members of the board of directors until their respective successors are duly elected and qualify.
16.Q:    Where can I find the voting results of the Annual Meeting?
A:    We will publish final results in a Current Report on Form 8-K within four business days after the Annual Meeting.
17.Q:    Who will pay the costs of soliciting these proxies?
A:    We will bear the entire cost of solicitation of proxies, including preparation of, and any assembly, printing and mailing of, the Notice, this proxy statement and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their reasonable costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies may be supplemented by electronic means, mail, facsimile, telephone or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers or other employees for such services.
We have hired Georgeson LLC to assist in the solicitation of proxies at a base fee of $9,500, plus additional amounts, which will vary depending upon the extent of services actually performed, plus reimbursement for reasonable out-of-pocket expenses.
18.Q:    What happens if additional matters are presented at the Annual Meeting?
A:    Other than the four proposals described in this proxy statement, we are not aware of any other properly submitted business to be acted upon at the Annual Meeting. If you grant a proxy, the person named as proxy holder, Robert Lange and Kimberly A Karas, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting, including matters of which the Company did not receive timely notice. If any of our nominees for director are unavailable, or are unable to serve or for good cause will not serve, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the board of directors.
19.Q:    How many shares of common stock are outstanding? How many votes do I have?
A:    As of close of business on March 7, 2025, the record date for the Annual Meeting, there were 724,321,419 shares of our common stock outstanding. Each share of common stock is entitled to one vote. Each stockholder will be entitled to one vote for each share of common stock held as of close of business on the record date.
20.Q:    What is the deadline under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for stockholders to propose actions to be included in our proxy statement relating to our 2026 annual meeting of stockholders and identified in our form of proxy relating to the 2026 annual meeting of stockholders?
A:    November 18, 2025 is the deadline for stockholders to submit proposals to be included in our proxy statement for our 2026 annual meeting and identified in our form of proxy under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Proposals by stockholders must comply with all requirements of the applicable rules of the SEC, including Rule 14a-8, and be mailed to our secretary at our principal executive offices at 1 South Dearborn Street, 20th Floor, Chicago, Illinois 60603. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 and other applicable requirements.
In addition to satisfying the foregoing requirements under the Company’s bylaws, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.
21.Q:    What is the deadline under our current bylaws for stockholders to nominate persons for election to the board of directors or propose other matters to be considered at our 2026 annual meeting of stockholders?
A:    Stockholders who wish to nominate persons for election to our board of directors or propose other matters to be considered at our 2026 annual meeting of stockholders must provide us advance notice of the director nomination or stockholder proposal, as well as the information specified in our bylaws, no earlier than October 19, 2025 and no later than 5:00 p.m., Central Time, on November 18, 2025; provided, however, in the event that the date of the 2026 annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the date of the Annual Meeting, notice by the stockholder, to be timely, must be so delivered not earlier than the 150th day prior to the date of the 2026 annual meeting of stockholders and not later than 5:00 p.m., Central Time, on the later of the 120th day prior to the date of the 2026 annual meeting of stockholders, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. Stockholders are advised to review our bylaws, which were incorporated by reference as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which contain the requirements for advance notice of director nominations and stockholder proposals. Notice of director nominations and stockholder proposals must be mailed to our secretary at our principal executive offices at 1 South Dearborn Street, 20th Floor, Chicago, Illinois 60603. The requirements for advance notice of stockholder proposals under our bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those stockholder proposals are governed by Rule 14a-8. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any director nomination or stockholder proposal that does not comply with our bylaws and other applicable requirements.
In addition to satisfying the foregoing requirements under the Company’s bylaws, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.
22.Q:    How do I recommend a potential director nominee for consideration by the board of directors for nomination?
A:    You may recommend potential director nominees for consideration by the board of directors for nomination by our board of directors at the 2026 annual meeting of stockholders. Your recommendations should be mailed to our secretary at our principal executive offices at 1 South Dearborn Street, 20th Floor, Chicago, Illinois 60603. The deadline to recommend a potential director nominee for consideration by our board of directors for nomination at the 2026 annual meeting of stockholders is December 1, 2025. No potential director names were received from our stockholders for nomination at the Annual Meeting. The deadline has passed to recommend a potential director nominee to be considered for nomination by our board of directors at the Annual Meeting.

ARTICLE II: CORPORATE GOVERNANCE

PROPOSAL NO. 1 - ELECTION OF DIRECTORS
Highlands’ charter and bylaws provide that the board of directors may establish, increase or decrease the number of directors, provided that the number of directors shall never be less than the minimum number required by the Maryland General Corporation Law (“MGCL”). Highlands’ bylaws further provide that the number of directors may not be more than fifteen. At present, the number of members of the board of directors is fixed at two.
Our board of directors currently consists of two directors, each of whom was previously elected or appointed to serve until the Company’s next annual meeting and until his successor is duly elected and qualifies. Because a quorum was not present at our 2024 annual meeting of stockholders, we were unable to hold the 2024 annual meeting, no votes were cast to elect directors and, in accordance with Maryland law, the current directors of the Company, Jeffrey L. Shekell and R. David Turner, have continued as members of the board of directors until their respective successors are duly elected and qualify. Our board of directors has unanimously nominated Jeffrey L. Shekell and R. David Turner, to stand for re-election to the board of directors. Each of the foregoing has been nominated to hold office until the 2026 annual meeting of stockholders and until their respective successors have been duly elected and qualify. Unless otherwise instructed by the stockholder, the proxy holders will vote the shares represented by such proxy FOR the election of the nominees named in this proxy statement.
Each of the nominees has consented to serve as a director if elected. If any of the nominees should be unavailable to serve for any reason, the board of directors may designate a substitute nominee or substitute nominees (in which event proxy holders will vote for the election of such substitute nominee or nominees). Alternatively, the board of directors may reduce the size of the board of directors or allow the vacancy or vacancies to remain open until a suitable candidate or candidates are identified by the board of directors.
The board of directors unanimously recommends that the stockholders vote “FOR” each of Jeffrey L. Shekell and R. David Turner as directors to serve and hold office until the 2026 annual meeting of stockholders and until their respective successors have been duly elected and qualify.

OUR BOARD OF DIRECTORS
Set forth below is information regarding the business experience of each of our directors that has been furnished to us by the respective director. Each director has been principally engaged in the employment indicated for the last five years unless otherwise stated. Also set forth below for each director is a discussion of the experience, qualifications, attributes or skills that led the board of directors to conclude that the director is qualified and should serve as a director of Highlands.
Directors Standing for Re-Election
R. David Turner, age 74, has served as a director since our spin-off from InvenTrust on April 28, 2016. Mr. Turner also serves as a member of the audit committee and as Chair of the compensation committee of our board of directors. Mr. Turner has served as Vice President, Global Risk Management for GLP Pte. Ltd., a provider of modern logistics facilities in China, Japan, Brazil, Europe, the United Kingdom and the United States, since January 2016. From July 2013 to January 2016, Mr. Turner provided risk management consulting services through Turner Risk Consulting LLC to various real estate enterprises, including InvenTrust, our former parent company. Also during this time, Mr. Turner served as an adjunct professor at North Park University from September 2014 to May 2015. From 2012 to July 2013, Mr. Turner served as Executive Vice President at First Nonprofit Insurance Company, a provider of property and casualty insurance products to non-profit organizations. Prior to that, from 2007 until 2012, Mr. Turner served as Senior Vice President, Global Risk Management at ProLogis, a real estate investment trust and owner of industrial real estate, and in various management positions, including, most recently, as Senior Vice President, at Equity Office Properties Trust, a publicly traded office building real estate company, from 1995 to 2007. Mr. Turner previously served as Insurance Committee Chairman of the National Association of Real Estate Investment Trusts, as a member of Affiliated FM’s Broker Advisory Council, and as a member of the Hawaii Captive Insurance Council. Mr. Turner has a Bachelor of Science in Business Administration and a Master of Business Administration degree with honors from The Ohio State University and the designation of Associate in Risk Management.
Mr. Turner contributes to our board of directors his extensive knowledge and over 30 years of experience in the real estate industry and, in particular, risk management including risk identification, measurement and treatment. The board of directors also values his broad experience in both large public companies and privately held organizations.
Jeffrey L. Shekell, age 53, has served on our board of directors, as Chair of its audit committee and as a member of its compensation committee since November 2018. Mr. Shekell currently serves as Managing Director of Leveraged Finance for MidCap Financial, a middle-market focused, specialty finance firm with over $16 billion of commitments under management, which is managed by Apollo Capital Management, L.P., a subsidiary of Apollo Global Management, LLC. Prior to joining MidCap Financial in 2011, Mr. Shekell served as a Senior Analyst for NRC Realty & Capital Advisors from 2003 to 2009 and as a Financial Analyst for Equity Residential Properties Trust from 1999 to 2002. Mr. Shekell began his career as a Staff Accountant at Price Waterhouse, now known as PricewaterhouseCoopers. Mr. Shekell holds a Master of Business

Administration from the University of California, Irvine, where he graduated first in his class, and a Bachelor of Science from Ball State University, where he majored in Accounting.
Mr. Shekell’s qualifications to serve on our board of directors include his extensive experience in capital markets across an array of industries, including real estate, and his familiarity with corporate finance and accounting matters.
Family Relationships
There are no family relationships among any of our directors or executive officers.
Board Leadership
The board of directors does not have a policy on whether the role of the chairperson and chief executive officer should be separate or combined. The board of directors has currently determined that it is appropriate to separate these roles, with Mr. Lange serving as President, Chief Executive Officer and Secretary and Mr. Turner serving as Chairman of the board of directors. The board of directors believes this current leadership structure best serves the objectives of the board of directors’ oversight of management, the board of directors’ ability to carry out its roles and responsibilities on behalf of the stockholders, and the Company’s overall corporate governance. The board of directors also believes the current separation of the chairman and chief executive officer roles allows Mr. Lange to focus his time and energy on operating and managing the Company, drawing on his historical knowledge of the Company and its portfolio, and also leverages Mr. Turner’s broad industry and risk management experience and perspectives. The board of directors will periodically review the leadership structure to determine whether it continues to best serve the Company and its stockholders.
During the fiscal year ended December 31, 2024, our board of directors held 5 meetings. The audit committee held 6 meetings and the compensation committee held 4 meetings. No incumbent director attended fewer than 100% of the total number of meetings of the board of directors and committees on which such director served during 2024. All of our directors serving at the time attended the 2024 annual meeting of stockholders, and we expect all of our directors to attend the Annual Meeting.
Our non-management directors meet regularly in executive sessions without the presence of any members of management. While we do not have a formal attendance policy, each of our directors are expected to make every effort to attend all meetings of the board of directors, meetings of the committees of which they are members and any meetings of stockholders.
Role of our Board of Directors in Risk Oversight
One of the key functions of our board of directors is informed oversight of our risk management process as well as strategic risks to the Company.
Our board of directors administers this oversight function directly, with support from its two standing committees, the audit committee and the compensation committee, each of which addresses risks specific to its respective areas of oversight. In particular, as more fully described below, our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The audit committee also monitors compliance with legal and regulatory requirements. Our compensation committee monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
Board Committees
Our board of directors has established two standing committees: an audit committee and a compensation committee. The principal functions of each committee are briefly described below. Additionally, our board of directors may from time to time establish other committees to facilitate the board’s oversight of management of the business and affairs of the Company.
Our board of directors does not have a separately designated nominating committee, or a charter that governs the director nomination process, as it believes the full board of directors is well suited to consider potential director nominees. As a result, the full board of directors performs the functions of a nominating committee, including identifying and selecting nominees for election at annual meetings of stockholders. In selecting candidates, the board of directors considers the background and qualifications of the potential nominees, including, among other things, relevant experience, skills and knowledge as well as minimum individual qualifications, including strength of character, mature judgment, industry knowledge or experience and an ability to work collegially with the other members of the board of directors. The board of directors also considers all other factors it deems appropriate, which may include age, existing commitments to other businesses, other board service, potential conflicts of interest with other pursuits, legal considerations, corporate governance background, financial and accounting background, executive compensation background and the size, diversity, composition and combined expertise of the existing board of directors
Audit Committee
Mr. Turner and Mr. Shekell currently serve as members of the board’s audit committee, and Mr. Shekell serves as its Chair. Our board of directors has determined that each of Mr. Turner and Mr. Shekell qualifies as an “audit committee financial expert” as that term is defined by the applicable SEC regulations. The audit committee has oversight responsibilities regarding:
•    our accounting and financial reporting processes;
•    the integrity of our financial statements;

•    our systems of disclosure controls and procedures and internal control over financial reporting;
•    our compliance with financial, legal and regulatory requirements;
•    the evaluation of the qualifications, independence and performance of our independent registered public accounting firm;
•    our overall risk exposure and management; and
•    reviewing and approving any transaction between us and a related person pursuant to our related person policy.
The audit committee is also responsible for engaging, evaluating, compensating, and overseeing an independent registered public accounting firm, approving services that may be provided by the independent registered public accounting firm, including audit and non-audit services, reviewing the independence of the independent registered public accounting firm and reviewing the adequacy of the auditing firm’s internal quality control procedures. The audit committee is also responsible for preparing the audit committee report required by SEC regulations to be included in our annual report.
Our board of directors has adopted a written charter for our audit committee, which is available on our website at www.highlandsreit.com under the headings “Investor Relations—Governance Documents—Audit Committee Charter.”
Compensation Committee
Mr. Turner and Mr. Shekell currently serve as members of the board’s compensation committee, and Mr. Turner serves as its Chair. The board of directors has determined that both Mr. Turner and Mr. Shekell are non-employee directors as defined under Section 16 of the Exchange Act. The primary purposes of the compensation committee are to:
•    approve or recommend to our board of directors for consideration the compensation and benefits of our executive officers and key employees;
•    monitor and review our compensation and benefit plans;
•    administer our incentive compensation plans and programs and prepare recommendations and periodic reports to the board of directors concerning such matters;
•    prepare the compensation committee report required by SEC rules to be included in our annual report, if applicable;
•    prepare recommendations and periodic reports to the board of directors as appropriate; and
•    handle such other matters that are specifically delegated to the compensation committee by our board of directors from time to time.
The compensation committee may delegate its responsibilities to a subcommittee of the compensation committee, except where such matters are intended to be approved by a committee of “outside directors” under the Internal Revenue Code, as amended (the “Code”) or by a committee of “nonemployee directors” under the Exchange Act, including the review and approval of certain executive compensation and the implementation and management of certain annual bonus, incentive compensation, equity compensation, deferred compensation and transaction-based compensation plans. The compensation committee may also authorize one or more officers of the Company to grant equity-based awards or options to officers and employees.
Our compensation committee was formed by our board of directors in April 2016 following our separation from InvenTrust. Prior to our separation from InvenTrust, we were a wholly owned subsidiary of InvenTrust, and our compensation committee was not yet formed. As such, all compensation programs in effect at the time of our separation from InvenTrust were implemented by InvenTrust. Following the completion of our separation from InvenTrust, executive compensation decisions have been made by our compensation committee.
Our board of directors has adopted a written charter for our compensation committee, which is available on our website at www.highlandsreit.com under the headings “Investor Relations—Governance Documents—Compensation Committee Charter.”
Code of Ethics and Business Conduct
Our board of directors has adopted a code of ethics and business conduct that applies to our directors, officers and employees. Among other matters, our code of ethics and business conduct is designed to deter wrongdoing and to promote:
•honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest;
•full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;
•compliance with applicable governmental laws, rules and regulations;
•prompt internal reporting of violations of law or the code to appropriate persons identified in the code; and
•accountability for adherence to the code of ethics and business conduct, including fair process by which to determine violations.

Any waiver of the code of ethics and business conduct for our directors or executive officers must be approved by our disinterested directors or obtained from our board of directors, respectively, and any such waiver shall be promptly disclosed as required by law.
Our code of ethics and business conduct is available on our website at www.highlandsreit.com under the headings “Investor Relations—Governance Documents—Code of Ethics and Business Conduct.”
Policy on Hedging
Our board of directors has not adopted, and we do not have, any specific practices or policies regarding the ability of our officers, directors, and employees, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities. Our common stock is not traded on any exchange, so there is no established market value for shares of our common stock.
Communicating with Directors
Stockholders who would like to communicate with our board of directors or any members thereof, may do so by addressing such communications to the secretary of the Company, Highlands REIT, Inc., 1 South Dearborn Street, 20th Floor, Chicago, Illinois 60603. The secretary will maintain a record of all such communications and promptly forward to the chairman of the board of directors those that the secretary believes require immediate attention, and periodically provide the chairman of the board of directors with a summary of all such communications.
Compensation of Directors
Director Compensation Program
On April 7, 2016, we adopted a compensation program for our non-employee directors which provides for annual retainer fees and awards of shares of our common stock. The program became effective as of April 28, 2016, the date of our separation from InvenTrust.
In May 2024, the compensation committee reviewed the Company’s non-employee director compensation program with Exequity, its independent compensation consultant. The Company had not increased non-employee director compensation levels since 2016 and Exequity noted that median director pay has typically increased 2% to 4% annually. In light of such considerations, among other factors, such as the Company’s non-employee directors’ duties and responsibilities, in August 2024, the compensation committee recommended to the board of directors, and the board subsequently approved, certain increases in non-employee director cash and equity compensation, as discussed below.
The material terms of the program are described below:
Cash Compensation
Under the program, each non-employee director is entitled to receive an annual cash retainer, historically at the rate of $150,000. The Chairman of the board of directors is entitled to receive an additional annual cash retainer, historically at the rate of $10,000, for services as Chairman. Effective beginning for the fourth quarter of 2024, the annual cash retainer was increased from $150,000 to $180,000, the additional annual cash retainer for services as Chairman was increased from $10,000 to $25,000 and a new supplemental retainer of $15,000 was approved for the Chair of the audit committee.
Equity Compensation
In addition to the cash retainers, each non-employee director who is initially elected at an annual meeting of our stockholders and each non-employee director who continues to serve as a non-employee director immediately following an annual meeting will be granted an award of fully vested shares of our common stock on the date of the annual meeting. Historically, such grants had a value equal to $50,000 and in connection with the compensation committee’s review of the director compensation program in 2024, such rate was increased to $65,000, effective for grants beginning in 2025.
Fiscal Year 2024 Non-Employee Director Compensation Table
The following table sets forth the compensation awarded or paid to, or earned by, our non-employee directors during 2024. This table excludes Mr. Vance, who was an employee of the Company during Fiscal Year 2024 and did not receive compensation for his services as a director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
R. David Turner	$171,250	$50,000	$221,250
Jeffrey L. Shekell	$161,250	$50,000	$211,250
(1)Amounts reflect the grant date fair value of common stock awards granted during 2024, computed in accordance with ASC Topic 718. For additional information regarding the assumptions used to calculate the value of such stock awards, please refer to Note 12 to our consolidated financial statements for the fiscal year ended December 31, 2024, included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Mr. Turner was granted 156,250 fully vested shares of our common stock on the date of the annual meeting in 2024 and Mr. Shekell was granted 156,250 fully vested shares of our common stock on the date of the annual meeting in 2024. The number of shares granted to Mr. Turner and Mr. Shekell was determined by dividing (x) $50,000, by (y) $0.32, the estimated per share value of a share of our common stock established by our board of directors on December 19, 2023, which was the most recent estimated per share value at the time of the grant.
OUR EXECUTIVE OFFICERS
Set forth below is information regarding the business experience of each of our other executive officers since January 2024 that has been furnished to us by the respective executive officer. Each executive officer has been principally engaged in the employment indicated for the last five years unless otherwise stated.
Robert J. Lange, age 42, serves as our President, Chief Executive Officer and Secretary. Prior to Mr. Lange's appointment as President and Chief Executive Officer in March 2025, Mr. Lange served as General Counsel and Chief Operating Officer, As General Counsel, Mr. Lange was responsible for all legal functions at Highlands and, as Chief Operating Officer, Mr. Lange was charged with overseeing the Company's operations, including strategic planning, non-core asset management, investor relations, human resource matters, risk management, as well as property and corporate insurance. Prior to joining Highlands in 2016, Mr. Lange was Vice President, Head Corporate Counsel and Assistant Secretary at InvenTrust Properties Corp. In that capacity, he oversaw all aspects of InvenTrust’s corporate legal affairs, including material transactions, governance, public company reporting and compliance, employee matters and executive compensation and benefits. Prior to joining InvenTrust in 2014, Mr. Lange practiced law at Skadden Arps Slate Meagher & Flom LLP, where he represented companies in mergers and acquisitions and advised clients on a broad variety of general corporate matters. Mr. Lange received a Bachelor of Business Administration degree, with distinction, from the University of Wisconsin – Madison and a Juris Doctor degree, with honors, from the University of Chicago.
Kimberly A. Karas, age 49, serves as our Chief Accounting Officer, Senior Vice President and Treasurer. In this capacity, she also serves as the Company’s principal accounting officer and principal financial officer. Ms. Karas previously served as Vice President of Finance for Link Industrial Properties (formerly Gateway Industrial Properties), a Blackstone platform company, from 2018 to 2019. Blackstone is one of the largest real estate private equity firms in the world. In this role, Ms. Karas was responsible for the budget and forecast of the industrial platform, financial integration of new acquisitions and the creation of operating tools and reports. Ms. Karas previously worked at IRC Retail Centers (formerly Inland Real Estate Corporation) from 2000 to 2018, most recently serving as Vice President and Controller and as a member of its Management Committee. In this role, she oversaw the corporate accounting function, with responsibilities over SEC reporting, preparation of consolidated financial statements, maintenance of accounting policies and procedures, compliance with the Sarbanes-Oxley Act of 2002 and coordination of annual audits and tax return filings. Ms. Karas earned her Bachelor of Science in Accounting from the University of Illinois at Chicago.

ARTICLE III: EXECUTIVE COMPENSATION

In reviewing this Executive Compensation section, please note that the Company is a “smaller reporting company” as defined under applicable SEC rules and is permitted to include scaled disclosure with respect to certain executive compensation information otherwise required by Item 402 of Regulation S-K. Therefore, the Company is not required to provide, and does not purport to provide, all of the disclosures required for a “Compensation Discussion and Analysis” as set forth in rules promulgated by the SEC.
Fiscal Year 2024 Summary Compensation Table
The following table sets forth certain information with respect to the compensation paid to our named executive officers for the fiscal years ended December 31, 2024 and December 31, 2023:

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Richard Vance (5)	2024	$800,000	$1,800,000	$700,000	$26,949	$3,326,949
Former President and Chief Executive Officer	2023	$750,000	$1,700,000	$800,000	$26,243	$3,276,243

Kimberly Karas	2024	$375,000	$260,000	$100,000	$21,135	$756,135
Senior Vice President, Chief Accounting Officer and Treasurer	2023	$350,000	$230,000	$100,000	$20,372	$700,372

Robert Lange (6)	2024	$650,000	$1,500,000	$400,000	$20,565	$2,570,565
President, Chief Executive Officer and Secretary Former Executive Vice President, Chief Operating Officer, General Counsel and Secretary	2023	$600,000	$1,380,000	$400,000	$19,837	$2,399,837

(1)    For 2024, the named executive officers’ annual salaries are reported in the Summary Compensation Table based on their salary rates in effect as of January 1, 2024.
(2)    For 2024, amounts represent discretionary annual bonus awards earned by our named executive officers with respect to the Company’s performance for 2024 (Mr. Vance: $1,400,000; Ms. Karas: $220,000 and Mr. Lange $1,300,000) and cash retention awards payable to our named executive officers in June 2024 (Mr. Vance: $400,000; Ms. Karas: $40,000 and Mr. Lange $200,000). See “Narrative Disclosure to Fiscal Year 2024 Summary Compensation Table – Bonuses” below for additional information regarding 2024 annual bonus awards and cash retention awards paid to Mr. Vance, Ms. Karas and Mr. Lange.
(3)    For 2024, amounts reflect the full grant-date fair value of shares of our common stock granted under the Highlands REIT, Inc. 2016 Incentive Award Plan during 2024 in accordance with ASC Topic 718. For additional information regarding assumptions used to calculate the value of such awards, please refer to Note 12 to our consolidated financial statements for the fiscal year ended December 31, 2024, included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
(4)    The following table sets forth the amount of each other item of compensation paid to, or on behalf of, our named executive officers in 2024 included in the “All Other Compensation” column. Amounts for each other item of compensation are valued based on the aggregate incremental cost to us, in each case without taking into account the value of any income tax deduction for which we may be eligible.
(5)    Richard Vance served as a director and our President and Chief Executive Officer for Fiscal Year 2024 and Fiscal Year 2023. Mr. Vance left the Company after the end of Fiscal Year 2024.
(6)    On March 17, 2025, our board of directors appointed Robert J. Lange as President, Chief Executive Officer and Secretary of the Company.

Name	Employer 401(k) Contribution ($)	Short-term Disability Insurance ($)	Long-term Disability Insurance ($)	Life Insurance ($)	Total ($)
Richard Vance	$17,250	$534	$616	$8,549	$26,949
Kimberly Karas	$17,250	$534	$616	$2,735	$21,135
Robert Lange	$17,250	$534	$616	$2,165	$20,565
Outstanding Equity Awards at Fiscal Year-End for 2024
Our named executive officers did not hold any Company stock options or equity or equity-based awards that were unvested and outstanding as of December 31, 2024.
Narrative Disclosure to Fiscal Year 2024 Summary Compensation Table
Base Salary
Our named executive officers receive a base salary to compensate them for services rendered to the Company. The base salary payable to each of the named executive officers is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities, contributions and market trends. 2024 annual base salary rates for Mr. Vance, Ms. Karas and Mr. Lange were $800,000 (increased from $750,000), $375,000 (increased from $350,000) and $650,000 (increased from $600,000), respectively. The 2024 annual base salary rates became effective January 1, 2024 and were determined by our compensation committee in consultation with its advisors, including Exequity.
The following table sets forth the annual base salaries for each of our named executive officers effective as of January 1, 2025. Such 2025 base salary rates were determined by our compensation committee and reflected each named executive officer’s skill set, experience, role, responsibilities, contributions, and market trends for their respective roles

Name	2025 Annual Base Salary ($)
Richard Vance	$825,000
Kimberly Karas	$400,000
Robert Lange	$700,000
Bonuses
In 2024, our named executive officers participated in an annual bonus program under which each of the executives was eligible to receive an annual cash performance bonus based upon company performance and each executive officer’s individual performance and contribution to our success, as determined by our compensation committee in its sole discretion. The threshold, target and maximum bonus levels for each of our named executive officers for 2024 were:

Name	Threshold Annual Bonus (% of annual base salary)	Target Annual Bonus (% of annual base salary)	Maximum Annual Bonus (% of annual base salary)
Richard Vance	56.25%	112.5%	225%
Kimberly Karas	25%	50%	75%
Robert Lange	50%	100%	200%
Our compensation committee performed a comprehensive review of Company and individual performance for 2024 in connection with its determination of annual cash performance bonuses for our named executive officers. Our annual bonus program is not based on, and our compensation committee’s review did not include an assessment of, any predetermined metrics, but instead was based on an evaluation of Company and individual performance in 2024, and included factors such as operational performance and the achievement of both individual goals and Company initiatives. Key individual factors included meeting strategic objectives, fulfilling existing commitments, balance sheet management, delivering on specific accounting and tax responsibilities accurately and efficiently, supporting other key initiatives at various properties and overseeing applicable functions. Based on this evaluation, our compensation committee determined that Mr. Vance, Ms. Karas and Mr. Lange each exceeded expectations and correspondingly approved annual cash bonuses above target, at 175%, 59%, and 200% of their annual base salaries that were in effect on January 1, 2024, respectively. Such bonuses were paid in December 2024.
In 2023, the compensation committee also awarded each of Mr. Vance, Ms. Karas and Mr. Lange cash retention awards in the amount of $400,000, $40,000 and $200,000, respectively, which were payable on June 1, 2024, subject to the applicable named executive officer’s continued employment with the Company through such date. Such retention awards paid out in June 2024. The actual annual cash performance bonuses paid to our named executive officers for 2024 performance and the cash retention awards paid in 2024 are described in Note (2) to the Fiscal Year 2024 Summary Compensation Table above.

In 2025, our executive officers will again participate in an annual bonus program under which each of the executives will be eligible to receive an annual cash performance bonus based upon company performance and each executive officer’s individual performance and contribution to our success, as determined by our compensation committee in its sole discretion. The threshold, target and maximum bonus levels for Mr. Vance, Ms. Karas, and Mr. Lange remained unchanged for 2025 compared with 2024. The threshold, target and maximum bonus levels for Mr. Vance, Ms. Karas, and Mr. Lange for 2025 were determined by our compensation committee in consultation with its advisors, including Exequity, and reflected each named executive officer’s skill set, experience, role, responsibilities, contributions, and market trends.
Additionally, in December 2024 the compensation committee approved cash retention awards for each of Mr. Vance, Ms. Karas and Mr. Lange for $400,000, $40,000 and $220,000, respectively, which are payable on the earlier of a “change in control” of the Company (as defined in each such named executive officer’s employment agreement) or June 2, 2025, subject to the applicable named executive officer’s continued employment with the Company through such date and their acknowledgement that such awards are excluded from any “annual bonus” calculation under any Company change in control severance benefit agreement or plan. The compensation committee considered the retention elements of the executive compensation program and determined that a cash award vesting in June of the next fiscal year would facilitate achieving the objective of retaining the Company’s leadership talent. The compensation committee considered the value of such cash retention awards when determining how many fully vested shares to grant to Mr. Vance, Ms. Karas and Mr. Lange in December 2024 to arrive at a balanced total executive compensation package.
Equity Compensation
We adopted the Highlands REIT, Inc. 2016 Incentive Award Plan, as amended (the “Incentive Award Plan”) in order to facilitate the grant of cash and equity incentives to directors and employees (including our named executive officers) and to enable our company to obtain and retain the services of these individuals, which is essential to our long-term success. Historically, we have granted equity awards in the form of fully vested stock because our stock is not traded on a national securities exchange and therefore cannot be readily monetized without achieving our objective of delivering a liquidity option for our stockholders.
Effective December 15, 2024, we granted 2,258,065, 322,581 and 1,290,323 fully vested shares of our common stock to Mr. Vance, Ms. Karas and Mr. Lange, respectively under the Incentive Award Plan. The number of shares granted to Mr. Vance, Ms. Karas and Mr. Lange was determined by dividing (x) $700,000, $100,000 and $400,000 respectively, by (y) $0.31, the estimated net asset value established by our board of directors as of December 15, 2024 and rounding to the nearest whole share. These awards reflect the committee’s assessment of each executive’s respective performance during 2024.
Other Elements of Compensation
We provide customary employee benefits to our full- and part-time employees, including our named executive officers, including medical and dental benefits, short-term and long-term disability insurance, accidental death and dismemberment insurance, and group life insurance. We also participate in a 401(k) retirement savings plan (the “401(k) plan”). Under the 401(k) plan, employees, including our named executive officers, who satisfy certain eligibility requirements may defer a portion of their compensation, within prescribed tax code limits, on a pre-tax basis through contributions to the 401(k) plan. For 2024, we contributed an amount equal to 5% of each employee’s compensation, up to a maximum salary of $345,000, to our employees’ 401(k) accounts. These employer contributions are fully vested when made. We do not provide defined benefit pension benefits or nonqualified or excess retirement benefits to any of our named executive officers.
Employment Agreements
Employment Agreements with Messrs. Vance and Lange
On November 7, 2018, we entered into amended and restated employment agreements with each of Mr. Vance and Mr. Lange, which were amended and restated on April 12, 2023 (collectively, the “Employment Agreements”). Pursuant to the Employment Agreements, Mr. Vance serves as President and Chief Executive Officer of the Company, and is entitled to an initial annual base salary equal to $750,000 (which has since been increased, as discussed above); and Mr. Lange serves as Executive Vice President, Chief Operating Officer, General Counsel and Secretary of the Company, and is entitled to an initial annual base salary equal to $600,000 (which has since been increased, as discussed above). Each executive will be eligible to receive an annual cash performance bonus based upon the achievement of performance criteria established by our board of directors or our compensation committee. Each executive’s target annual bonus will be no less than 100% of his respective annual base salary, with the threshold and maximum bonus levels to be determined on an annual basis. In the event of a change in control of Highlands during the employment period, Mr. Vance or Mr. Lange (as applicable) will be eligible to receive a bonus equal to the greater of (x) the annual bonus paid to the applicable executive, if any, for the completed fiscal year immediately preceding the fiscal year in which a change in control occurs (“prior bonus”) or (y) the executive’s annual target bonus, in each case, pro-rated for the portion of the performance period that elapsed before the change in control (a “change in control bonus”).
Under the Employment Agreements, if the executive’s employment is terminated by Highlands without “cause” or by the executive for “good reason” (each, as defined in the applicable Employment Agreement), then the executive will be entitled to the following severance payments and benefits:

•a lump-sum payment generally within 60 days following separation from service in an amount equal to one and a half times the sum of his annual base salary and annual target bonus (or, if such termination of employment is on the date of, or during the 24 months following a change in control of Highlands, three times the sum of his annual base salary and the greater of the executive’s annual target bonus or the prior bonus); and
•payment or reimbursement by the Company of premiums for healthcare continuation coverage under COBRA for the executive and his dependents for up to 18 months after the termination date.
Each executive’s right to receive the severance or other benefits described above will be subject to the executive timely signing, delivering and not revoking a general release agreement.
The Employment Agreements further provide that, to the extent that any payment or benefit received by the executive in connection with a change in control would be subject to an excise tax under Section 4999 of the Code, such payments and/or benefits will be subject to a “best pay cap” reduction if such reduction would result in a greater net after-tax benefit to the executive than receiving the full amount of such payments.
Each Employment Agreement also contains a confidentiality covenant by the executive that extends indefinitely and an employee and independent contractor nonsolicitation covenant that extends during the executive’s employment and for a period of one year following his termination. The Employment Agreements also include a mutual non-disparagement covenant by the executives and us. The Employment Agreements further clarify that in compliance with applicable law, the executives may disclose trade secrets of the Company or its affiliates without being held criminally or civilly liable under Federal or State trade secret laws, provided that the disclosure (i) is made (A) in confidence to a Federal, State or local government official, either directly or indirectly, or to the executive’s respective attorney and (B) solely for the purpose of reporting or investigating a suspected violation of law; or (ii) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding. Furthermore, the Employment Agreements provide that nothing in these agreements or in any other agreement the executives have with the Company or its affiliates will restrict any of the executives from disclosing information concerning possible violations of law or to seek a whistleblower award.
Employment Agreement with Ms. Karas
Effective September 15, 2020, we appointed Ms. Karas to serve as the Company’s Treasurer and principal financial officer and effective December 9, 2021, we appointed Ms. Karas to serve as our Senior Vice President, Chief Accounting Officer.
Ms. Karas entered into an offer letter with the Company dated June 6, 2019 and a change in control severance agreement with the Company dated July 8, 2019, which were superseded by an Executive Employment Agreement that Ms. Karas entered into with us on April 12, 2023 (the “Karas Employment Agreement”). Under the Karas Employment Agreement, Ms. Karas serves as the Company’s Senior Vice President, Chief Accounting Officer and Treasurer and is entitled to an initial annual base salary equal to $350,000 (which has since been increased, as discussed above) and a target annual bonus that will be no less than 40% of her annual base salary.
Under the Karas Employment Agreement, in the event of a change in control of Highlands during Ms. Karas’ employment period, Ms. Karas will be eligible to receive a change in control bonus on the same terms as Mr. Vance and Mr. Lange. Additionally, if Ms. Karas’ employment is terminated by Highlands without “cause” or by Ms. Karas for “good reason” (each, as defined in the Karas Employment Agreement), then she will be entitled to the following severance payments and benefits, subject to Ms. Karas’ timely execution and non-revocation of a general release agreement:
•a lump-sum payment generally within 60 days following separation from service in an amount equal to one and a quarter times the sum of her annual base salary and annual target bonus (or, if such termination of employment is on the date of, or during the 24 months following a change in control of Highlands, two and one half times the sum of her annual base salary and the greater of her annual target bonus or the prior bonus); and
•payment or reimbursement by the Company of premiums for healthcare continuation coverage under COBRA for Ms. Karas and her dependents for up to 18 months after the termination date.
The Karas Employment Agreement otherwise contains materially the same terms and conditions as the Employment Agreements for Mr. Vance and Mr. Lange described above, including with respect to “best pay cap” reductions in connection with payments or benefits that would be subject to an excise tax under Section 4999 of the Code and restrictive covenants.
Retention Bonus Plan
On August 9, 2016, we adopted the Highlands REIT, Inc. Retention Bonus Plan (the “Retention Bonus Plan”). Pursuant to the terms of the Retention Bonus Plan, each individual who is an employee of the Company immediately prior to the consummation of a “change in control” (as defined in the Retention Bonus Plan) of the Company will be entitled to receive a lump-sum cash payment in an amount equal to the employee’s annual base salary (the “Retention Bonus”). Our named executive officers are each eligible to participate in the Retention Bonus Plan.
A participant’s right to receive the Retention Bonus is subject to the executive’s continued compliance with any confidentiality, non-solicitation, non-competition and similar covenants with respect to which the participant is bound pursuant to any agreement with the Company. Additionally, under the Retention Bonus Plan, in the event that the Retention Bonus, together with any other amounts paid to the participant by the Company, would subject the participant to an excise tax under Section 4999 of the Code, such payments will be reduced to the extent that such reduction would produce a better net after-tax result for the participant.
Pay Versus Performance
The following disclosure sets forth information regarding pay versus performance for each of our principal executive officer (“PEO”) and our named executive officers for each of fiscal years 2022, 2023 and 2024 in accordance with the SEC’s disclosure requirements:

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (1)(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (1)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (1)(2)	Value of initial fixed $100 investment based on Total Shareholder Return (3)	Net Income
2024	$3,326,949	$3,326,949	$1,663,350	$1,663,350	$106.90	$(1,010,000)

2023	$3,276,243	$3,276,243	$1,550,105	$1,550,105	$110.34	$(10,298,000)

2022	$2,747,371	$2,747,371	$1,281,251	$1,281,251	$96.55	$(7,650,000)
(1)The PEO in each of the reporting years is Richard Vance. The non-PEO named executive officers included in each of the reporting years are Kimberly Karas and Robert Lange.
(2)The only equity awards granted to our named executive officers in fiscal 2022, fiscal 2023 and fiscal 2024 were grants of fully vested shares of our common stock. The aggregate grant date fair value computed in accordance with FASB ASC Topic 718 of these awards is equal to the fair value as of the vesting dates for such awards, such that no amounts were required to be deducted from or added to the “Summary Compensation Table Total” columns to calculate the “Compensation Actually Paid” columns.
(3)The Company is a non-traded real estate investment trust which has no active trading market. Total shareholder return is calculated based on our annual estimated net asset value, which is the method we use to estimate our per share value. Net asset value was estimated to be $0.29 per share on December 31, 2021, $0.28 per share on December 31, 2022, $0.32 per share on December 31, 2023 and $0.31 on December 15, 2024. Please see our Current Reports on Form 8-K filed December 20, 2021, December 20, 2022, December 21, 2023 and December 17, 2024 for details on net asset value calculations.
Relationship Between Pay and Performance
For 2022, 2023 and 2024, Compensation Actually Paid to PEO (“Vance CAP”) and Average Compensation Actually Paid to Non-PEO Named Executive Officers (“Other NEO CAP”) was highest in 2024, increasing from 2022 to 2023 and again from 2023 to 2024. Specifically, Vance CAP increased by approximately 19% from $2,747,371 in 2022 to $3,276,243 in 2023 and increased by approximately 1.6% from $3,276,243 in 2023 to $3,326,949 in 2024. Similarly, Other NEO CAP increased by approximately 21% from $1,281,251 in 2022 to $1,550,105 in 2023 and increased by approximately 7.3% from $1,550,105 in 2023 to $1,663,350 in 2024.
Assuming an initial fixed investment on December 31, 2021 of $100, cumulative total shareholder return (“TSR”) for 2022 was negative 3.45% and for the two year period ending December 31, 2023 was 10.34%, representing a 14.3% year-over-year increase, and for the three-year period ending December 31, 2024 was 6.9%. Between December 31, 2022 and December 31, 2023, the Company’s TSR increased and Vance CAP and Other NEO CAP also increased, and between December 31, 2023 and December 31, 2024, the Company’s TSR decreased and Vance CAP and Other NEO CAP increased.
The Company’s net income for 2022, 2023 and 2024 was net losses of $7,650,000, $10,298,000, and $1,010,000, respectively. As the Company’s net losses increased between 2022 and 2023, Vance CAP and Other NEO CAP increased and as the Company’s net losses decreased between 2023 and 2024, Vance CAP and Other NEO CAP increased.
TSR and net income are not formal performance metrics in our executive compensation program, such that relationships between (x) TSR or net income and (y) Vance CAP and Other NEO CAP are not directly correlated.

PROPOSAL NO. 2 - ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION (“SAY-ON-PAY”)
In accordance with Section 14A of the Exchange Act, which was added under the Dodd Frank Wall Street Reform and Consumer Act, we are asking our stockholders to vote upon a resolution to approve, on a non-binding, advisory basis, the compensation of our named executive officers as described in Article III of this proxy statement.
As described more fully in Article III of this proxy statement, the compensation program for our named executive officers is designed to attract, motivate and retain our named executive officers, who are critical to our success. We urge our stockholders to review Article III of this proxy statement and related executive compensation tables for more information, including information about the fiscal year 2024 compensation of our named executive officers.
The board of directors believes that the information provided above and within Article III of this proxy statement demonstrates that our executive compensation program was designed appropriately and is working to ensure that management’s interests are aligned with our stockholders’ interests to support long-term value creation. The board of directors unanimously recommends that you vote, on a non-binding, advisory basis, “FOR” the resolution set forth below approving the compensation paid to our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules:
RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in Article III of this proxy statement, including the compensation tables and the narrative disclosure under Article III.
As an advisory vote, this proposal is not binding upon the Company. However, our board of directors and compensation committee value the opinions expressed by our stockholders in their vote on this proposal, and will carefully consider the outcome of the vote when making future compensation decisions for our named executive officers.
As discussed in Proposal No. 3 below, our board of directors is recommending that our stockholders vote for three years as the frequency of our future say-on-pay votes. If the stockholders approve such recommendation and unless our board of directors modifies its determination on the frequency of future “say-on-pay” advisory votes, the next say-on-pay vote will be held at the annual meeting of stockholders in 2028.

PROPOSAL NO. 3 - ADVISORY VOTE ON FREQUENCY OF FUTURE SAY-ON-PAY VOTES
Pursuant to Section 14A of the Exchange Act, which was added under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are asking our stockholders to vote on a non-binding basis on whether future advisory votes to approve the compensation of our named executive officers should occur every year, every two years or every three years. We are providing our stockholders the option of selecting a frequency of one, two or three years, or abstaining.
After careful consideration, the board of directors recommends that future advisory votes to approve the compensation of our named executive officers occur every three years. We believe that this frequency will be the most effective means for conducting and responding to the advisory vote based on a number of considerations, including the following:
•we do not believe that our executive compensation programs encourage unnecessary or excessive risk taking that might be of concern to our stockholders; and
•we believe our executive compensation program is designed to support long-term value creation and a triennial vote will allow our stockholders to better judge the program in relation to our long-term performance.
For the foregoing reasons, we encourage our stockholders to evaluate our executive compensation programs over a multi-year horizon and to review our named executive officers’ compensation over the past three fiscal years. Historical compensation for our named executive officers can be found in our proxy statements from prior years, each of which can be obtained over the Internet at the SEC’s website, www.sec.gov. In addition, we believe that a triennial advisory vote to approve the compensation of our named executive officers reflects the appropriate time frame for our compensation committee and the board of directors to evaluate the results of the most recent advisory vote to approve the compensation of our named executive officers, to discuss the implications of that vote of our stockholders to the extent needed, to develop and implement any adjustments to our executive compensation programs that may be appropriate in light of a past advisory vote to approve the compensation of our named executive officers, and for stockholders to see and evaluate the compensation committee’s actions in context. In this regard, because the advisory vote to approve the compensation of our named executive officers occurs after we have already implemented our executive compensation programs for the current year, and because the different elements of compensation are designed to complement one another, we expect that in certain cases it may not be appropriate or feasible to fully address and respond to any one year’s advisory vote to approve the compensation of our named executive officers by the time of the following year’s annual meeting of stockholders.
Stockholders will be able to specify one of four choices for this proposal on the proxy card: three years, two years, one year or abstain. Stockholders are not voting to approve or disapprove the board’s recommendation, but rather to indicate their choice among these frequency options. In order for any of the three alternative frequencies to be approved, it must receive a majority of the votes cast on this proposal. In the event that no option receives a majority of the votes cast, we will consider the option that receives the most votes to be the option selected by the stockholders. As an advisory vote, this proposal is not binding upon the Company. However, our board of directors values the opinions expressed by our stockholders in their vote proposal, and will carefully consider the outcome of the vote.
Based on the factors discussed above, the board of directors unanimously recommends that future advisory votes on executive compensation occur every THREE YEARS until the next frequency advisory vote.

ARTICLE IV: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL NO. 4 - RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We are asking our stockholders to ratify our audit committee’s appointment of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Stockholder ratification of the selection of Grant Thornton as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the board of directors is submitting the selection of Grant Thornton to the stockholders for ratification as a matter of good corporate governance practice. Furthermore, the audit committee will take the results of the stockholder vote regarding Grant Thornton’s appointment into consideration in future deliberations. Even if the selection is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Highlands and our stockholders.
The Company expects that representatives of Grant Thornton will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.
Pursuant to the audit committee charter, the audit committee, or the chair of the audit committee, shall pre-approve any audit and non-audit service provided to the Company by the independent auditor, unless the engagement is entered into pursuant to appropriate preapproval policies established by the audit committee or if such service falls within available exceptions under SEC rules.
The board of directors unanimously recommends that the stockholders vote “FOR” Proposal No. 4 to ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm of Highlands REIT, Inc. for the fiscal year ended December 31, 2025.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES
The following table presents fees for professional services rendered by Grant Thornton for fiscal years 2024 and 2023.

	2024	2023 (1)
Audit fees	$486,150	$472,500
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total fees	$486,150	$472,500
(1) Audit fees for fiscal year 2023 include $5,250 paid to Grant Thornton in 2024.
Our audit committee reviewed and pre-approved all of the fees for professional services rendered by Grant Thornton for 2024 and 2023 in accordance with the audit committee charter.

ARTICLE V: REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The audit committee reviews the Company’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements, the reporting process and maintaining an effective system of internal controls over financial reporting. The Company’s independent auditors are engaged to audit and express opinions on the conformity of the Company’s financial statements to U.S. generally accepted accounting principles.
In addition to fulfilling its oversight responsibilities as set forth in its charter and further described above in the section titled “Audit Committee,” the audit committee has done the following things:
•Prior to the filing of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, reviewed and discussed with management and Grant Thornton the Company’s audited consolidated financial statements.
•Discussed with Grant Thornton the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
•Evaluated Grant Thornton’s qualifications, performance and independence (consistent with SEC requirements), which included the receipt and review of the written disclosures and the letter from Grant Thornton required by applicable requirements of the PCAOB regarding Grant Thornton’s communications with the audit committee concerning independence and discussions with Grant Thornton regarding its independence.
Based on the reviews and discussions with management and Grant Thornton cited above, including the review of Grant Thornton’s disclosures and letter to the audit committee and review of the representations of management and the reports of Grant Thornton, the audit committee recommended to the board of directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC.
Submitted by the audit committee of the board of directors.
Audit Committee of the Board of Directors
Jeffrey L. Shekell, Chair
R. David Turner

*This report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference into any Highlands filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

ARTICLE VI: STOCK

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table provides information with respect to the beneficial ownership of our common stock as of March 7, 2025, by (i) each person who we believe is a beneficial owner of more than 5% of our outstanding common stock, (ii) each of our directors, nominees and named executive officers, and (iii) all directors, nominees and executive officers as a group.
As of March 7, 2025, we had an aggregate of 724,321,419 shares of common stock outstanding. Unless otherwise indicated, the address of each named person is c/o Highlands REIT, Inc., 1 South Dearborn Street, 20th Floor, Chicago, Illinois 60603. Except as otherwise noted in the footnotes below, each person or entity identified below has sole voting and investment power with respect to such securities, and no shares beneficially owned by any director, nominee or executive officer have been pledged as security.

Beneficial Owner	Number of Shares	% of Shares Outstanding (1)
Directors, Director Nominees and Named Executive Officers:
Richard Vance (2)	16,744,983	2.31%
Robert Lange	8,827,992	1.22%
R. David Turner	1,400,817	*
Jeffrey Shekell	1,119,071	*
Kimberly Karas	988,419	*
All Executive Officers and Directors as a Group (5 persons)	29,081,282	4.01%
* Indicates less than 1%
(1)Based on 724,321,419 shares of our common stock outstanding as of March 7, 2025.
(2)Mr. Vance left the Company after the end of Fiscal Year 2024.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act, and rules of the SEC thereunder, require our directors, officers and persons who own more than 10% of our common stock to file initial reports of their ownership of our common stock and subsequent reports of changes in such ownership with the SEC. Directors, officers and persons owning more than 10% of our common stock are required by SEC rules to furnish us with copies of all Section 16(a) reports they file.
To the Company’s knowledge, based solely on a review of the copies of these reports furnished to the Company for the fiscal year ended December 31, 2024, and written representations from our directors and officers, all Section 16(a) filing requirements applicable to the Company’s directors, officers and greater than 10% beneficial owners were satisfied on a timely basis.

ARTICLE VII: MISCELLANEOUS

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K
This proxy statement for the Annual Meeting and the Annual Report for the fiscal year ended December 31, 2024 are available free of charge at https://www.proxy-direct.com/hig-34418. Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 as filed with the SEC (exclusive of exhibits and documents incorporated by reference), may also be obtained for free by directing written requests to: Highlands REIT, Inc., Attention: Secretary, 1 South Dearborn Street, 20th Floor, Chicago, Illinois 60603 (phone: 1-844-421-0533). Copies of exhibits and basic documents filed with the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 or referenced therein will be furnished to stockholders upon written request and payment of a nominal fee in connection with the furnishing of such documents. You may also obtain the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 over the Internet at the SEC’s website, www.sec.gov, or on our website, www.highlandsreit.com.
HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. A number of brokers with account holders who are stockholders may be householding the Company’s proxy materials. If you receive a householding notification from your broker, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received by your broker. Once you receive notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise.
Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker. In addition, if you receive a householding notification and wish to receive a separate annual report or proxy statement at your address, you should also contact your broker directly.
ATTENDING AND VOTING DURING THE ANNUAL MEETING
Stockholders who hold their shares through a broker, bank or other intermediary and want to vote during the Annual Meeting must register in advance by 5:00 p.m., Eastern Time, on May 5, 2025 by following the procedures set forth in this proxy statement. If a stockholder holds shares through the Company’s transfer agent, Computershare, they do not need to preregister. Please refer to Question 4 in Article I of this proxy statement for further details on attending and voting during the Annual Meeting.
OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING
Our board of directors knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders that may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments or postponements thereof, it is the intention of the proxy holders to vote the shares represented by all valid proxies in accordance with their discretion.
By Order of the Board of Directors

/s/ R. David Turner
R. David Turner
Chairman

Chicago, Illinois
March 18, 2025

HIGHLANDS

C/O Proxy Tabulator
PO Box 43131
Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
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VOTE BY PHONE
Call 1-800-337-3503
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VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE DURING THE ANNUAL MEETING
at the following website:
www.meetnow.global/MPD7HYU
on May 8, 2025, beginning at 9:00 a.m. Central Time.
To participate in the Annual Meeting, enter the 14-digit control number from the shaded box on this card.

Please detach at perforation before mailing.

HIGHLANDS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF Highlands REIT, Inc. The undersigned hereby appoints Robert Lange and Kimberly Karas, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of the above-referenced company (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held virtually at the following website: www.meetnow.global/MPD7HYU, on May 8, 2025, at 9:00 a.m. (Central Time), and any adjournment(s) or postponement(s) thereof. To participate in the Annual Meeting, enter the 14-digit control number from the shaded box on this card. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" proposals 1, 2 and 4, and "3 years" on proposal 3. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

HHD_34418_031825

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

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EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Highlands REIT, Inc. Annual Meeting of Stockholders to Be Held Virtually on May 8, 2025. The Proxy Statement, Annual Report and Proxy Card for this meeting are available at: https://www.proxy-direct.com/hig-34418

IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREON AND, IF NO CHOICE IS INDICATED, WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 4, AND "3 YEARS" ON PROPOSAL 3.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposals **The Board of Directors recommends a vote FOR proposals 1, 2 and 4, and 3 YEARS on proposal 3.**

1.	To elect two directors that will hold office until the 2026 annual meeting of stockholders and until their respective successors have been duly elected and qualify. 01. Jeffrey L. Shekell 02. R. David Turner **INSTRUCTIONS:** To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided. ____________________	FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐	
2.	To approve, on a non-binding, advisory basis, the compensation of our named executive officers ("say-on-pay") as described in our proxy materials.	FOR ☐	AGAINST ☐	ABSTAIN ☐	
3.	To approve, on a non-binding, advisory basis, the frequency of future say-on-pay votes.	3 YEARS ☐	2 YEARS ☐	1 YEAR ☐	ABSTAIN ☐
4.	To ratify the appointment of Grant Thornton LLP as Highlands' independent registered public accounting firm for the fiscal year ending December 31, 2025.	FOR ☐	AGAINST ☐	ABSTAIN ☐	
5.	To transact any other business as properly may come before the Annual Meeting or any adjournment or postponement thereof.				

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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